UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2005
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ARCH CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

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Virginia	1-14601	06-1526315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT	06851
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 229-2900

(N/A)
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 27, 2005, Arch Chemicals, Inc. (the “Company”) entered into a new accounts receivable securitization program with Three Pillars Funding LLC and SunTrust Capital Markets, Inc. to replace the Company’s previous program with Blue Ridge Asset Funding Corporation and Wachovia Bank, National Association, which had expired. Under the Receivables Sale Agreement, dated as of June 27, 2005, the Company and certain of its subsidiaries will sell, without recourse, certain accounts receivable to the Company’s wholly-owned subsidiary, Arch Chemicals Receivables Corp., a special-purpose corporation. Under the Receivables Purchase Agreement, dated as of June 27, 2005, Arch Chemicals Receivables Corp. may sell, on an ongoing basis, participation interests in these accounts receivable to Three Pillars Funding LLC for a maximum purchase price of up to $80.0 million during the months of February through August and $40.0 million during the other months. SunTrust Capital Markets, Inc., will act as Administrator for Three Pillars Funding LLC under the program. Three Pillars Funding LLC will fund its purchases through the issuance of commercial paper or borrowings from SunTrust Bank under a liquidity facility. The program is renewable annually and expires on July 7, 2008. The Company has agreed to provide servicing for the accounts receivable collections. The amount of participation interests sold to Three Pillars Funding LLC under the program is subject to change based on the level of eligible receivables. Conformed copies of the Receivables Sale Agreement and the Receivables Purchase Agreement are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

10.1.
Receivables Sale Agreement, dated as of June 27, 2005, among Arch Chemicals, Inc., as an Originator, Arch Chemicals Specialty Products, Inc., as an Originator, Arch Treatment Technologies, Inc., as an Originator, Arch Wood Protection, Inc., as an Originator, Arch Personal Care Products, L.P., as an Originator, and Arch Chemicals Receivables Corp., as Buyer.

10.2
Receivables Purchase Agreement, dated as of June 27, 2005, among Arch Chemicals Receivables Corp., as Seller, Arch Chemicals, Inc., as Initial Servicer, Three Pillars Funding LLC and SunTrust Capital Markets, Inc., as Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2005

ARCH CHEMICALS, INC.

	By:	/s/ Louis S. Massimo
Name: Louis S. Massimo
Title: Executive Vice President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1.
Receivables Sale Agreement, dated as of June 27, 2005, among Arch Chemicals, Inc., as an Originator, Arch Chemicals Specialty Products, Inc., as an Originator, Arch Treatment Technologies, Inc., as an Originator, Arch Wood Protection, Inc., as an Originator, Arch Personal Care Products, L.P., as an Originator, and Arch Chemicals Receivables Corp., as Buyer.

10.2
Receivables Purchase Agreement, dated as of June 27, 2005, among Arch Chemicals Receivables Corp., as Seller, Arch Chemicals, Inc., as Initial Servicer, Three Pillars Funding LLC and SunTrust Capital Markets, Inc., as Administrator.